UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): January 27, 2005


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


          Georgia                          0-23340               62-0342590
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)



       504 Thrasher Street, Norcross, Georgia                  30071
      (Address of principal executive offices)               (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 4, 2005, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "January 4 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Thursday, January 27, 2005, at 11:00 a.m. ET to discuss financial results for the first quarter of fiscal 2005 (the "Conference Call").

On January 27, 2005, Rock-Tenn issued a press release (the "January 27 Press Release") that announced Rock-Tenn's financial results for the first quarter of fiscal 2005. A copy of the January 27 Press Release is attached hereto as
Exhibit 99.1 and hereby incorporated herein.

The January 4 Press Release and the January 27 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the January 27 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

           99.1     January 27 Press Release (furnished pursuant to Item 2.02)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROCK-TENN COMPANY
                                            (Registrant)




Date: January 27, 2005  By: /s/ Steven C. Voorhees
                           -----------------------------------------------------
                            Steven C. Voorhees
                            Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

                                INDEX TO EXHIBITS


Exhibit Number and Description
------------------------------

99.1     January 27 Press Release (furnished pursuant to Item 2.02)